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                                                                    EXHIBIT 3.14

                            CERTIFICATE OF AMENDMENT

                                OF CERTIFICATE OF

                                  INCORPORATION

      LS ACQUISITION CORP. NO. 14, A DELAWARE CORPORATION (THE "CORPORATION"),

      DOES HEREBY CERTIFY THAT:

      FIRST: BY UNANIMOUS WRITTEN CONSENT, THE CORPORATION'S BOARD OF DIRECTORS DULY ADOPTED RESOLUTIONS APPROVING A PROPOSED AMENDMENT (THE "AMENDMENT") TO THE CORPORATION'S CERTIFICATE OF INCORPORATION. THE RESOLUTIONS APPROVING THE AMENDMENT ARE AS FOLLOWS:

            RESOLVED, THAT THE CORPORATION'S CERTIFICATE OF INCORPORATION BE AMENDED BY CHANGING ITS FIRST ARTICLE THEREOF SO THAT, AS AMENDED, ITS FIRST ARTICLE SHALL BE AND READ AS FOLLOWS:

            "FIRST: THE NAME OF THE CORPORATION IS LEAR CORPORATION (GERMANY) LTD."; AND BE IT FURTHER

            RESOLVED, THAT THE OFFICERS OF THE CORPORATION ARE, AND EACH OF THEM HEREBY IS, AUTHORIZED AND DIRECTED TO TAKE OR CAUSE TO BE TAKEN ALL SUCH FURTHER ACTIONS AND TO EXECUTE AND DELIVER OR CAUSE TO BE EXECUTED AND DELIVERED SUCH OTHER INSTRUMENTS AND DOCUMENTS, IN THE NAME AND ON BEHALF OF THE CORPORATION, AND TO PAY ALL FEES AND EXPENSES AS THEY SHALL DEEM NECESSARY, PROPER OR ADVISABLE IN ORDER TO CARRY OUT FULLY THE PURPOSE AND INTENT OF THE FOREGOING RESOLUTION.

      SECOND: BY WRITTEN CONSENT, THE CORPORATION'S SOLE STOCKHOLDER APPROVED THE AMENDMENT

      THIRD: THE AMENDMENT WAS DULY ADOPTED IN ACCORDANCE WITH THE PROVISIONS OF
SECTION 242 OF THE GENERAL CORPORATION LAW OF THE STATE OF DELAWARE.

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IN WITNESS WHEREOF, THE UNDERSIGNED HAS CAUSED THIS CERTIFICATE TO BE SIGNED AS
OF THE 11TH DAY OF JUNE 1996.

                                              LS ACQUISITION CORP. NO. 14

                                              BY: /S/ JAMES H. VANDENBERGHE
                                                  ------------------------------
                                              NAME: JAMES H. VANDENBERGHE
                                              TITLE: PRESIDENT AND SECRETARY

ATTEST:

BY: /S/ JOSEPH F. MCCARTHY
    ----------------------------
NAME: JOSEPH F. MCCARTHY
TITLE: VICE PRESIDENT